Intangible assets	6 Months Ended
Jun. 30, 2021
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Intangible assets
7. Intangible assets

Acquired development programs £’000
Cost
At January 1, 2021	33,005
Disposal	(9,456)
At June 30, 2021	23,549

Accumulated revision to estimated value
At January 1, 2021 and June 30, 2021	(1,357)

Net book value
At January 1, 2021	31,648

At June 30, 2021	22,192

On January 25, 2021, the Company’s
l
icense and
c
ollaboration agreement with Ultragenyx for the development and commercialization of setrusumab for OI became effective. Under the terms of the agreement, the Company received an upfront payment of £36.5 million ($50 million). Additionally, the Company will be eligible to receive up to $254 million in future milestones and royalties. The
l
icense and
c
ollaboration
a
greement grants Ultragenyx an exclusive license to develop and commercialize setrusumab in the US and rest of the world, excluding Europe where the Company retains commercial rights. As a result, intangible assets with a carrying value of £9.5 million was derecognized and recorded within “Cost of revenue” in the Company’s condensed consolidated statement of comprehensive income.
The present value of the provision for deferred cash consideration relating to the agreement with AstraZeneca was reviewed at June 30, 2021 (see Note 9). There were no changes in the period due to changes in timelines or probability of contractual milestones being achieved (2020: £67,000) to recognize as a reduction of the intangible asset in line with our accounting policies.
During the period the Company did not revise the value of any other intangible assets (2020: £nil). As the intangible assets remain under development, no amortization charge has been recognized (2020: £nil).